UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):
April 13, 2004

(Amending report originally dated January 29, 2004)

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MOCON, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-9273	41-0903312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
7500 Boone Avenue North
Minneapolis, MN	55428
(Address of principal executive offices)	(Zip Code)

(763) 493-6370
(Company's telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Item 7.   Financial Statements and Exhibits.

        On February 3, 2004, the Company filed a current report on Form 8-K (the “Original Report”) regarding its January 29, 2004, acquisition of Paul Lippke Handels-GmbH Prozess- und Laborsysteme (“Lippke”), a German company. The Company is filing this report to amend and supplement Item 7 of the Original Report to include certain financial information required by Items 7(a) and (b) of Form 8-K.

(a)	Financial Statements of Business Acquired.

The following audited financial statements of Lippke for the years ended December 31, 2003 and 2002 are filed herewith.

Independent Auditors’ Report Balance Sheets Statements of Income Statements of Stockholders’ Equity Statements of Cash Flows Notes to Financial Statements

(b)	Pro Forma Financial Information.

The following pro forma financial information to give effect to MOCON, Inc.’s acquisition of Paul Lippke Handels– GmbH Prozess– und Laborsysteme is filed herewith.

Unaudited Pro Forma Combined Condensed Balance Sheet as of December 31, 2003

Unaudited Pro Forma Combined Condensed Statement of Income for the Year Ended December 31, 2003

Notes to Unaudited Pro Forma Financial Information

(c)	Exhibits.

Exhibit No.	Description
23.1	Consent of BANSBACH SCHÜBEL BRÖSZTL & PARTNER GMBH

99.1	Audited Financial Statements of Lippke as of and for the years ended December 31, 2003 and 2002

99.2	Unaudited Pro Forma Combined Condensed Financial Information as of and for the year ended December 31, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOCON, INC.
Dated: April 13, 2004	By:	/s/ Robert L. Demorest

Robert L. Demorest Chairman, President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description	Method of Filing
23.1	Consent of BANSBACH SCHÜBEL BRÖSZTL & PARTNER GMBH	Filed herewith

99.1	Audited Financial Statements of Lippke as of and for the years ended December 31, 2003 and 2002	Filed herewith

99.2	Unaudited Pro Forma Combined Condensed Financial Information as of and for the year ended December 31, 2003	Filed herewith